                                                                     Exhibit 4.1

Number                                                                    Number
                                    [Logo]


                  COMPASS INTERNATIONAL SERVICES CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS                                             SEE REVERSE SIDE
TRANSFERABLE IN THE                                                  FOR CERTAIN
CITY OF NEW YORK                                                     DEFINITIONS
                                                              CUSIP  20450K 10 8

This is to certify that

is the owner of

SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

                  Compass International Services Corporation

transferable on the books of the Company, by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Company and all amendments thereto, and to the By-Laws of the Company, to all of which the holder hereof by acceptance of this Certificate hereby assents.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.



                                       /s/ Michael J. Cunningham
Dated:                                 -------------------------------------
       -----------------------         CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                       /s/ Richard A. Alston
                                       -------------------------------------
                                       SECRETARY


COUNTERSIGNED AND REGISTERED
     FIRST CHICAGO TRUST COMPANY OF NEW YORK
     (NEW YORK)
     TRANSFER AGENT AND REGISTRAR



BY:
    ---------------------------
        AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT--______________________ Custodian________________________
                        (Cust)                          (Minor)

                        under Uniform Gifts to Minors
                        Act_______________________________________________
                                (State)

     Additional abbreviations may also be used though not in the above list.

                   COMPASS INTERNATIONAL SERVICES CORPORATION

The Company or its Transfer Agent will furnish to any shareholder upon request and without charge a statement of (1) all of the voting powers, designations, preferences, and relative, participating, optional or other rights, if any, or the qualifications, limitations, or the restrictions thereof, if any, of the shares of each class of stock, including series of preference stock, authorized to be issued by the Company, (2) the variations in the relative rights and preferences between the shares of different series (if more than one) of preference stock, and (3) the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

For value received, ___________________hereby sells, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________

NOTICE: The Signature to this Assignment must correspond
with the name as written upon the face of the Certificate
in every particular, without alteration or enlargement or
any change whatever.                                  X ________________________
                                                        Signature of Stockholder